UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27, 2020

TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, Plano, TX 75024

(Address of principal executive offices, including zip code)

(469) 486-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series B Stated Maturity Date January 11, 2028	TM/28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Toyota Motor North America, Inc. (“TMNA”) has suspended production at all of its automobile and components plants in North America, including Canada, Mexico and the United States, from March 23, 2020 through April 17, 2020, with production currently expected to resume on April 20, 2020. However, no assurances can be made that production will resume on the date currently planned. This action was taken due to the increasing social and economic impact of the coronavirus (“COVID-19”) pandemic, a significant decline in vehicle demand, and TMNA’s desire to protect the health and safety of its team members, dealers, suppliers and communities. Toyota Motor Corporation (“TMC”) has temporarily suspended production at selected plants in countries outside of North America. In addition, Toyota and Lexus dealer sales operations have been deemed non-essential businesses and forced to close pursuant to government decree in many states with additional states expected to follow.

TMNA, through its respective subsidiaries, manages the manufacturing, research and development, and sales of Toyota and Lexus vehicles in North America and is an affiliate of Toyota Motor Credit Corporation (the “Company” or “TMCC”). The Company and TMNA are subsidiaries of TMC, a Japanese corporation. As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended March 31, 2019 (the “Annual Report on Form 10-K”), the Company’s results of operations and financial condition are substantially dependent upon the sale of Toyota and Lexus vehicles. For more information regarding the Company’s dependence upon TMNA sales, please see “Our results of operations and financial condition are substantially dependent upon the sale of Toyota and Lexus vehicles, as well as our ability to offer competitive financing and insurance products” under Item 1A. Risk Factors in its Annual Report on Form 10-K. For future updates regarding the TMNA production suspension, please see the Toyota North America newsroom at www.pressroom.toyota.com. Information contained on the Toyota North America newsroom website is not, nor shall be deemed to be, incorporated in and/or form part of this report.

On March 26, 2020, Moody’s Investors Service, Inc. (“Moody’s”) downgraded to A1 from Aa3 the senior unsecured long-term ratings of TMC and its captive finance subsidiaries, including the Company, and placed all ratings under review for further downgrade, including TMC’s and the Company’s P-1 short-term ratings. The ratings outlook has changed to under review from negative. On March 26, 2020, S&P Global Ratings placed the AA- long-term ratings and the A-1+ short-term ratings of TMC and its subsidiaries, including the Company, on CreditWatch with negative implications. Credit ratings are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time.

Supplemental Risk Factor

In light of recent developments relating to COVID-19, the Company is supplementing Item 1A. Risk Factors in the Annual Report on Form 10-K. The following risk factor should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.

We face various risks related to health epidemics and other outbreaks, which may have material adverse effects on our business, financial condition, results of operations and cash flows.

We face various risks related to health epidemics and other outbreaks, including the global outbreak of COVID-19. The COVID-19 pandemic, changes in consumer behavior related to illness, pandemic fears and market downturns, and restrictions intended to slow the spread of COVID-19, including quarantines, government-mandated actions, stay-at-home orders and other restrictions, have led to disruption and volatility in the global capital markets, which has increased our cost of capital and adversely affected our ability to access the capital markets. For more information on how a disruption in the global capital markets affects our liquidity, please see “A disruption in our funding sources and access to the capital markets would have an adverse effect on our liquidity” under Item 1A. Risk Factors in our Annual Report on Form 10-K.

In addition, the COVID-19 pandemic and restrictions intended to slow the spread of COVID-19 have adversely affected our business, and the business of our affiliate, TMNA, and our ultimate parent, TMC, in a number of ways. Similar to relief options we have previously offered to customers and dealers impacted by natural disasters such as hurricanes, floods, tornadoes and wildfires, we are offering payment relief options to customers and dealers impacted by COVID-19, including finance contract extensions, lease deferred payments, temporary interest deferrals for dealer floorplan financing, and principal payment deferral options for dealer real estate and working capital loans, and have temporarily suspended outbound collection activities in states with state-wide stay-at-home orders and repossession activities nationwide (collectively, the “COVID-19 Relief”). Unlike the relief options offered for natural disasters, which were limited to the affected geographies, the COVID-19 Relief is being offered nationwide due to the global impact of the COVID-19 pandemic, is expected to increase our credit and residual value losses, and will adversely affect our business, financial condition, results of operations, and cash flows. We have also temporarily transitioned the majority of our team members to remote work arrangements, and many Toyota and Lexus dealerships have temporarily closed and more may voluntarily close, or be mandated to close, in the near future. TMNA has temporarily suspended production at all of its automobile and components plants in North America and TMC has temporarily suspended production at selected plants in countries outside of North America.

These events have disrupted the supply chains of the vehicles we finance, have caused a decline in the sale of vehicles and our financing and insurance products, and could ultimately have a material adverse effect on the sale of vehicles and our financing and insurance products. These events have also caused an increase in unemployment claims, are expected to result in decreased consumer spending, and could cause economic deterioration. In addition, these events could result in lower used vehicle prices, increased delinquencies and dealer defaults, or cause other unpredictable and adverse events. The foregoing events, and the uncertainty relating thereto, have also adversely affected our credit rating. For more information regarding impacts of credit rating changes on TMCC, please see “Our borrowing costs and access to the unsecured debt capital markets depend significantly on the credit ratings of TMCC and its parent companies and our credit support arrangements” under Item 1A. Risk Factors in our Annual Report on Form 10-K.

If significant portions of our workforce are unable to work effectively as a result of the COVID-19 pandemic, including because of illness, quarantines, facility closures, ineffective remote work arrangements or technology failures or limitations, our operations would be adversely impacted. Certain of our third-party suppliers and business partners that we rely on to deliver our products and services and to operate our business have informed us that they will be unable to perform fully, and we expect to continue to receive similar notifications from other suppliers and business partners in the near future, which could adversely impact our ability to operate our business and increase our costs and expenses. These increased costs and expenses may not be fully recoverable or adequately covered by insurance. We are working with our stakeholders (including customers, dealers, team members, suppliers and business partners) to assess the impact of the COVID-19 pandemic and to take actions in an effort to mitigate adverse consequences. The duration of the COVID-19 pandemic is uncertain, and the foregoing impacts and other unforeseen impacts not referenced herein, as well as the ultimate impact of the COVID-19 pandemic, are difficult to predict and could have a material adverse effect on our business, financial condition, results of operations and cash flows.

See also “General business, economic, and geopolitical conditions, as well as other market events, may adversely affect our business, results of operations and financial condition”, “Our results of operations and financial condition are substantially dependent upon the sale of Toyota and Lexus vehicles, as well as our ability to offer competitive financing and insurance products”, “We are exposed to customer and dealer credit risk, which could negatively affect our results of operations and financial condition”, “A failure or interruption in our operations could adversely affect our results of operations and financial condition”, and “The failure or commercial soundness of our counterparties and other financial institutions may have an effect on our liquidity, results of operations or financial condition” under Item 1A. Risk Factors in our Annual Report on Form 10-K.

Forward-looking Statements

All statements in this report that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations and currently available information. Actual results and events in future periods may differ materially from these expectations due to certain risks, uncertainties and other important factors, including, among others, the risk factor regarding health epidemics and outbreaks set forth in this Form 8-K, which describes the highly uncertain impact the COVID-19 pandemic will, or may, have on the Company’s business, financial condition, results of operations and cash flows, and the risk factors set forth in the most recent annual and periodic reports of the Company. The Company does not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: March 27, 2020	By:	/s/ Scott Cooke
Scott Cooke
Group Vice President and Chief Financial Officer